UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 2, 2021

Cytokinetics, Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

280 East Grand Avenue, South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 624-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 2, 2021 Cytokinetics, Incorporated (“Cytokinetics” or the “Registrant”) announced the recipients of its third annual Communications Fellowship Grant program, intended to support increased capacity in communications, awareness building and community engagement for nonprofit organizations.

Five grants in the amount of $20,000 each were awarded this year to patient advocacy organizations serving the heart failure, hypertrophic cardiomyopathy (“HCM”) and amyotrophic lateral sclerosis (“ALS”) communities. The grants will support projects to increase awareness, reach underserved populations, provide assistive technologies to those in need, foster community connections and encourage education.

The recipients of the 2021 Cytokinetics Communications Fellowship Grants are the following:

Partnership to Advanced Cardiovascular Health: The Partnership to Advance Cardiovascular Health (“PACH”) is a coalition of patient and provider organizations working to advance public policies and practices that result in accelerated innovation and improved cardiovascular health for heart patients around the world. PACH will use the grant to create an educational patient-centric heart failure video in partnership with its member organizations that will be disseminated among its broad network of advocacy organizations, patient groups, scientific associations, policy organizations and public health groups.

WomenHeart: The National Coalition for Women with Heart Disease: WomenHeart is a patient-centered organization that strives to advance women’s heart health through patient support, community education, and advocacy. WomenHeart will use this grant to hire a Communications intern who will work to grow the organization’s reach, amplify its social media presence, engage with media, and support other communications and marketing needs, ensuring that heart failure patient education materials reach those who need it.

Camp Taylor: Camp Taylor is a medically supervised summer camp for children living with congenital heart defects focused on creating a positive, educational and self-affirming experience to bring joy to children who often face emotional and social challenges. The grant will allow Camp Taylor to serve more children affected by heart disease in the summer camp program and expand volunteer advocacy efforts with healthcare professionals. Additionally, the grant will support the creation of a new in-classroom initiative to educate teachers and classmates of children with congenital heart defects about heart disease to create awareness, understanding and empathy for the student.

The ALS Association Oregon and SW Washington Chapter: The ALS Association Oregon and SW Washington Chapter is the central source for services and education for people with ALS, their families, caregivers and health care professionals in all of Oregon and the six counties of Southwest Washington. The chapter will use the grant to launch an awareness campaign that aims to increase ALS awareness and outreach to the underserved population of people living with ALS in remote and rural communities in Oregon. The campaign will build awareness and promote patient and caregiver education through virtual town halls, live virtual education series, and virtual caregiver bootcamps. The grant will also be used to provide more assistive technology services to people living with ALS to ensure access to virtual education and awareness activities.

The ALS Association Massachusetts Chapter: The ALS Association Massachusetts Chapter serves patients with ALS, providing no-cost services to ALS families including support groups, home visits, insurance counseling, referrals to community resources, education and support. The chapter also manages an Augmentative & Alternative Communication and Assistive Technology (“AAC/AT”) Program, which provides free communication device loans and access to technologies to individuals with ALS. With the grant, the chapter will increase its AAC/AT Loan Program inventory and expand the program by increasing outreach to individuals with ALS throughout New England in collaboration with nearby chapters of The ALS Association.

About Cytokinetics’ Communications Fellowship Program

Cytokinetics’ Communications Fellowship Program grants are awarded annually to patient advocacy organizations serving patients with heart failure, HCM or ALS to provide funding in support of communications, awareness and outreach. The goal of the Fellowship is to assist patient advocacy organizations by increasing resources in order to better support patient communities and bring increased awareness to the disease in the communities they serve. The call for proposals for the 2022 Fellowship Program will be announced in Fall 2021.

About Cytokinetics

Cytokinetics is a late-stage biopharmaceutical company focused on discovering, developing and commercializing first-in-class muscle activators and next-in-class muscle inhibitors as potential treatments for debilitating diseases in which muscle performance is compromised and/or declining. As a leader in muscle biology and the mechanics of muscle performance, the company is developing small molecule drug candidates specifically engineered to impact muscle function and contractility. Cytokinetics is preparing for regulatory interactions for omecamtiv mecarbil, its novel cardiac muscle activator, following positive results from GALACTIC-HF, a large, international Phase 3 clinical trial in patients with heart failure. Cytokinetics is conducting METEORIC-HF, a second Phase 3 clinical trial of omecamtiv mecarbil. Cytokinetics is also developing CK-274, a next-generation cardiac myosin inhibitor, for the potential treatment of HCM. Cytokinetics is conducting REDWOOD-HCM, a Phase 2 clinical trial of CK-274 in patients with obstructive HCM. Cytokinetics is also developing reldesemtiv, a fast skeletal muscle troponin activator for the potential treatment of ALS and other neuromuscular indications following conduct of FORTITUDE-ALS and other Phase 2 clinical trials. The company is preparing for the potential advancement of reldesemtiv to a Phase 3 clinical trial. Cytokinetics continues its over 20-year history of pioneering innovation in muscle biology and related pharmacology focused to diseases of muscle dysfunction and conditions of muscle weakness.

For additional information about Cytokinetics, visit www.cytokinetics.com and follow us on Twitter, LinkedIn, Facebook and YouTube.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics disclaims any intent or obligation to update these forward-looking statements and claims the protection of the Act’s Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements relating to Cytokinetics’ and its partners’ research and development activities of Cytokinetics’ product candidates. Such statements are based on management’s current expectations, but actual results may differ materially due to various risks and uncertainties, including, but not limited to the risks related to Cytokinetics’ business outlines in Cytokinetics’ filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and Cytokinetics’ actual results of operations, financial condition and liquidity, and the development of the industry in which it operates, may differ materially from the forward-looking statements contained in this press release. Any forward-looking statements that Cytokinetics makes in this press release speak only as of the date of this press release. Cytokinetics assumes no obligation to update its forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date: February 2, 2021	By:	/s/ Ching Jaw
Ching Jaw
Senior Vice President, Chief Financial Officer